UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2006
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Our joint venture, Minto Builders (Florida), Inc., referred to herein as MB REIT, acquired the following properties on the respective dates indicated below:

IDS Center; Minneapolis, Minnesota

On August 17, 2006, MB REIT acquired, through MB Minneapolis 8th Street Limited Liability Company (referred to herein as MBM8S), a wholly-owned subsidiary formed for this purpose, a fee simple interest in a freestanding office property known as the IDS Center that contains a total of approximately 1.4 million gross leasable square feet.  The property is located at 80 South 8th Street in Minneapolis, Minnesota.

MBM8S purchased this property from an unaffiliated third party, 80 South Eighth, L.L.C., for approximately $277.9 million.  At closing , MBM8S assumed a mortgage loan in the principal amount of approximately $161.0 million from Teachers Insurance and Annuity Association of America, (referred to herein as Teachers IAA) and paid the remaining amount of the purchase price, approximately $116.9 million, in cash.  The purchase price for the transaction was determined through negotiations between the seller and Inland Real Estate Acquisitions, an affiliate of our sponsor.  In evaluating IDS Center as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less IDS Center’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy. MB REIT believes that IDS Center is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Certain of the agreements relating to the purchase are being filed as Exhibits 10.116 and 10.117 hereto, each of which is incorporated into this Item 2.01 disclosure by reference.

Sherman Town Center; Sherman, Texas

On August 17, 2006, MB REIT acquired, through MB Sherman Town Center, Limited Partnership (referred to herein as MBSherman), a wholly-owned subsidiary formed for this purpose, a fee simple interest in an existing retail center known as Sherman Town Center that contains approximately 378,659 gross leasable square feet (excluding ground lease space).  The center is located at Highway 75 North in Sherman, Texas.

MBSherman purchased this property from an unaffiliated third party, A-S 60 Hwy 75 - Loy Lake, L.P., for approximately $60.1 million.  At closing, MBSherman assumed the existing loan as the borrower of approximately $38.5 million from Wells Fargo Bank, N.A., as trustee for registered holders of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Pass-Through Certificates, Series

2004-CIBC1O, (referred to herein as Wells Fargo) and paid the remaining amount of the purchase price, approximately $21.6 million, in cash.  Approximately $300,000 of the $21.6 million cash payment is being held in escrow subject to a future loan earnout.  The seller will not receive the amount being held in escrow until the loan is paid off and the seller has paid all expenses and costs associated with the payoff of the loan The seller will not receive the amount being held in escrow until the loan is defeased and the seller has paid all expenses and costs associated with the defeasance of the loan other than the payment of the unpaid principal balance and interest.

The purchase price for the transaction was determined through negotiations between the seller and Inland Real Estate Acquisitions, an affiliate of our sponsor.  In evaluating Sherman Town Center as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less Sherman Town Center’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy.  MB REIT believes that Sherman Town Center is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Certain of the agreements relating to the purchase are being filed as Exhibits 10.122 and 10.128 hereto, each of which is incorporated into this Item 2.01 disclosure by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

IDS Center; Minneapolis, Minnesota

In connection with the closing of the purchase of this property, MBM8S assumed a mortgage loan in the principal amount of approximately $161.0 million from Teachers IAA.  The interest rate of the loan is fixed at 5% per annum.  The terms of the loan require MBM8S to make monthly interest-only payments in the amount of approximately $670,833 until the loan matures in January 2010.  The unpaid principal balance and all accrued unpaid interest thereon (if not paid sooner) is due at maturity.  MBM8S may, under certain circumstances, prepay the unpaid principal balance of the loan, in whole but not in part, along with all other sums secured by the mortgage and a prepayment premium.  MBM8S’s obligations are secured by a first priority mortgage on the property.  MBM8S also granted a security interest to Teachers IAA in, among other things, all of the personal property owned by MBM8S at the property.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representation or warranty that is materially false or misleading; violation of covenant prohibiting certain transfers and creation of certain encumbrances; and certain bankruptcy events.  If an event of default occurs under the loan, then, among other things, Teachers IAA may declare the entire outstanding balance of the loan, including all accrued and unpaid interest, any prepayment premiums, late charges and other amounts, to be immediately due and payable subject to customary cure rights granted to MBM8S.

In connection with the assumption of the loan, MBM8S has agreed to be liable to Teachers IAA for, among other things, losses caused by certain misconduct of MBM8S, for example, the commission of fraud or engaging in a prohibited transfer, rents derived from the property after an event of default that is the basis of a collection proceeding by Teachers IAA and losses arising under environmental laws or otherwise resulting from the presence of hazardous material on the property.  MB

REIT, as the sole member of MBM8S, has agreed to guarantee payment and performance of these obligations of MBM8S and expenses related thereto.  MB REIT also has entered into a separate environmental indemnity agreement whereby it has agreed to indemnify Teachers IAA against losses and other costs related to violations of environmental laws, the presence or release of asbestos or other hazardous substances.  Claims under this environmental indemnity agreement are independent of the loan and are not secured by the lien of the mortgage or any other loan document.

Certain of the loan documents relating to this property are being filed as Exhibits 10.118, 10.119, 10.120, 10.121 and 10.127 hereto, each of which is incorporated into this Item 2.03 disclosure by reference.

Sherman Town Center; Sherman, Texas

In connection with the closing of the purchase of this property, MBSherman assumed the existing loan as the borrower of approximately $38.5 million from Wells Fargo.  MBSherman’s obligations are secured by a first priority mortgage on the property.  MBSherman also granted a security interest to Wells Fargo in, among other things, all of the personal property owned by MBSherman at the property.  The annual interest rate of the loan is fixed at 4.95% per annum.  The terms of the loan require MBSherman to make monthly principal and interest payments in the amount of approximately $211,640 and monthly tax and insurance reserve payments until the loan matures in July 2014.  The unpaid principal balance and all accrued unpaid interest thereon (if not paid sooner) will be due at maturity.  MBSherman may only prepay the unpaid principal balance of the loan, in whole or in part, by incurring a prepayment premium; however, the loan may be defeased under certain circumstances, in whole but not in part, prior to maturity by substituting government securities for the property as collateral in an amount equal to the unpaid principal balance of the loan plus scheduled interest payments and by paying all other sums due under the loan documents.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representation or warranty that is materially false or misleading; violation of covenant prohibiting certain transfers and creation of certain encumbrances; and certain bankruptcy events.  If an event of default occurs under the loan, then, subject to the customary cure rights granted to MBSherman, Wells Fargo may declare the entire outstanding balance of the loan, including all accrued and unpaid interest, any prepayment premium and late charges and other amounts, to be immediately due and payable.

MBSherman also has agreed to indemnify Wells Fargo against losses suffered by Wells Fargo arising from the presence or release of hazardous substances, among other things, on the property.  MB REIT has agreed to guarantee the performance of the obligations of its subsidiary with respect to the foregoing environmental indemnity and with respect to certain other losses that may be caused by the certain acts of misconduct of its subsidiary, for example, any fraud or willful misconduct by the subsidiary in connection with the loan.

Certain of the loan documents relating to this property are being filed as Exhibits 10.123, 10.124, 10.125 and 10.126 hereto, each of which is incorporated into this Item 2.03 disclosure by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)          Financial Statements

The required financial statements for Sherman Town Center were filed as part of the Newquest Properties Portfolio in Form 8 K/A dated October 13, 2005, which was filed on December 27, 2005 in accordance with Rule 3-14 of the Securities and Exchange Commission Regulation S-X. Audited financial statements for IDS Center will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one (71) days after the date on which this initial report is filed.

(b)         Pro Forma Financial Information

See paragraph (a) above.

(d)           Exhibits

EXHIBIT NO.	DESCRIPTION

10.116	Agreement of Purchase and Sale by and between 80 South Eighth, L.L.C. and Inland Real Estate Acquisitions, Inc., dated June 29, 2006 (Re: IDS Center)

10.117	Assignment and Assumption of Purchase and Sale Agreement, dated June 29, 2006, by and between Inland Real Estate Acquisitions, Inc. and MB Minneapolis 8th Street, L.L.C. (Re: IDS Center)

10.118

Assumption Agreement by and between 80 South Eighth L.L.C., MB Minneapolis 8th Street, L.L.C., Minto Builders (Florida), Inc., JBC Opportunity Fund II, L.P., and Teachers Insurance and Annuity Association of America (Re: IDS Center)

10.119	Assumption and Amendment of Mortgage by and between 80 South Eighth L.L.C., MB Minneapolis 8th Street, L.L.C. and Teachers Insurance And Annuity Association of America (Re: IDS Center)

10.120

Mortgage, Assignments of Leases and Rents, Security Agreement and Fixture Filing Statement by and between 80 South Eighth, L.L.C. and Teachers Insurance and Annuity Association of America, Inc, dated December 15, 2004 (Re: IDS Center)

10.121

Promissory Note made by 80 South Eighth, L.L.C. payable to Teachers Insurance and Annuity Association of America, Inc, dated December 15, 2004 and Assumption of Note by and among MB Minneapolis 8th Street, L.L.C. and Teachers Insurance and Annuity Association of America (Re: IDS Center)

10.122	Closing Agreement by and between A-S 60 HWY 75-Loy Lake, L.P. and MB Sherman Town Center Limited Partnership (Re: Sherman Town Center)

10.123

Assumption and Release Agreement by and between A-S 60 HWY 75-Loy Lake, L.P., Steven D. Alvis, Jay K. Sears, H. Dean Lane, Jr. and Kyle D. Lippman, MB Sherman Town Center Limited Partnership, Minto Builders (Florida), Inc. and Wells Fargo Bank, N.A., as Trustee (Re: Sherman Town Center)

10.124	Deed of Trust and Security Agreement by A-S 60 HWY 70-Loy Lake, L.P. to Reno Hartfeil as trustee for the benefit of JP Morgan Chase Bank, dated June 15, 2004 (Re: Sherman Town Center)

10.125	Fixed Rate Note by A-S 60 HWY 70-Loy Lake, L.P. payable to JP Morgan Chase Bank, dated June 30, 2004 (Re: Sherman Town Center)

10.126

Guaranty by Minto Builders (Florida), Inc. for the benefit of Wells Fargo Bank, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of November 23, 2004 (Re: Sherman Town Center)

10.127	Guaranty of Borrower’s Recourse Liabilities by Minto Builders (Florida), Inc. for the benefit of Teachers Insurance and Annuity Association of America, Inc. (Re: IDS Center)

10.128	Assignment, dated July 14, 2006, from Minto Builders (Florida), Inc. to MB Sherman Town Center Limited Partnership of Real Estate Purchase Agreement, dated May 18, 2005 (Re: Sherman Town Center)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	August 23, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.116	Agreement of Purchase and Sale by and between 80 South Eighth, L.L.C. and Inland Real Estate Acquisitions, Inc., dated June 29, 2006 (Re: IDS Center)

10.117	Assignment and Assumption of Purchase and Sale Agreement, dated June 29, 2006, by and between Inland Real Estate Acquisitions, Inc. and MB Minneapolis 8th Street, L.L.C. (Re: IDS Center)

10.118

Assumption Agreement by and between 80 South Eighth L.L.C., MB Minneapolis 8th Street, L.L.C., Minto Builders (Florida), Inc., JBC Opportunity Fund II, L.P., and Teachers Insurance and Annuity Association of America (Re: IDS Center)

10.119	Assumption and Amendment of Mortgage by and between 80 South Eighth L.L.C., MB Minneapolis 8th Street, L.L.C. and Teachers Insurance And Annuity Association of America (Re: IDS Center)

10.120

Mortgage, Assignments of Leases and Rents, Security Agreement and Fixture Filing Statement by and between 80 South Eighth, L.L.C. and Teachers Insurance and Annuity Association of America, Inc, dated December 15, 2004 (Re: IDS Center)

10.121

Promissory Note made by 80 South Eighth, L.L.C. payable to Teachers Insurance and Annuity Association of America, Inc, dated December 15, 2004 and Assumption of Note by and among MB Minneapolis 8th Street, L.L.C. and Teachers Insurance and Annuity Association of America (Re: IDS Center)

10.122	Closing Agreement by and between A-S 60 HWY 75-Loy Lake, L.P. and MB Sherman Town Center Limited Partnership (Re: Sherman Town Center)

10.123

Assumption and Release Agreement by and between A-S 60 HWY 75-Loy Lake, L.P., Steven D. Alvis, Jay K. Sears, H. Dean Lane, Jr. and Kyle D. Lippman, MB Sherman Town Center Limited Partnership, Minto Builders (Florida), Inc. and Wells Fargo Bank, N.A., as Trustee (Re: Sherman Town Center)

10.124	Deed of Trust and Security Agreement by A-S 60 HWY 70-Loy Lake, L.P. to Reno Hartfeil as trustee for the benefit of JP Morgan Chase Bank, dated June 15, 2004 (Re: Sherman Town Center)

10.125	Fixed Rate Note by A-S 60 HWY 70-Loy Lake, L.P. payable to JP Morgan Chase Bank, dated June 30, 2004 (Re: Sherman Town Center)

10.126

Guaranty by Minto Builders (Florida), Inc. for the benefit of Wells Fargo Bank, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of November 23, 2004 (Re: Sherman Town Center)

10.127	Guaranty of Borrower’s Recourse Liabilities by Minto Builders (Florida), Inc. for the benefit of Teachers Insurance and Annuity Association of America, Inc. (Re: IDS Center)

10.128	Assignment, dated July 14, 2006, from Minto Builders (Florida), Inc. to MB Sherman Town Center Limited Partnership of Real Estate Purchase Agreement, dated May 18, 2005 (Re: Sherman Town Center)